Exhibit 99.2

Greater Bay Bancorp Slide Presentation

for July 28, 2004 Keefe Bruyette & Woods Community Bank Investor Conference

Keefe, Bruyette & Woods July 28, 2004

Greater Bay Bancorp

Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company’s current expectations regarding future operating results, net interest margin, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans and deposits and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company’s results of operations and the quality of the Company’s earning assets; (2) any difficulties that may be encountered in consolidating the bank subsidiaries and in realizing operating efficiencies; (3) government regulation; and (4) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003. Greater Bay does not undertake, and specifically disclaims, any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Table of Contents

I. Overview of Greater Bay Bancorp

II. Recent Developments

III. Financial Highlights

IV. Looking Forward: Our Strategy for 2004 and Beyond

V. Investment Rationale

VI. Appendix

Overview of Greater Bay Bancorp

Company Snapshot – June 30, 2004

Company Name Greater Bay Bancorp

Nasdaq NM GBBK

Common Shares Outstanding 51.2 million

Market Value (1) $1.4 billion

Assets $7.6 billion

LTM Net Income $93.2 million

Q2 2004 Net Income $24.5 million

Common Equity $623.1 million

Preferred Equity:

Convertible Preferred $91.9 million

Perpetual Preferred $15.3 million

(1) Calculated using closing price of GBBK common stock on 7/21/04.

Experienced Senior Management Team

Position	Name	Years Experience
President & CEO	Byron A. Scordelis	25+
Chief Financial Officer	James Westfall	25+
Chief Information Officer	Gregg Johnson	25+
Chief Risk Officer	Kenneth Shannon	20+
Chief Administrative Officer	Kimberly Burgess	30+
EVP, Human Resources	Peggy Hiraoka	25+
Community Bank Presidents		20+ avg.
GBBK Board of Directors		20+ avg.
19 diversified and seasoned directors		
Strategic Development Board of Directors		20+ avg.
90 diversified and seasoned directors		

6

Greater Bay Bancorp

Franchise Overview

Regional Community Banking

Formed in late 1996 with the merger of Cupertino National Bancorp and Mid-Peninsula Bancorp.

Currently the largest independent community bank holding company headquartered in Northern California with assets of $7.6 billion, loans of $4.4 billion and deposits of $5.3 billion.

Diversified financial services company offering a full range of products and services.

Franchise Overview

Unique characteristics of GBBK as a Regional Community Bank:

Maintains strong community involvement in order to fully understand client’s business and personal needs.

Local people in local markets making local decisions based upon local knowledge.

Opportunistic and strategic acquirer of financial services companies.

In February 2004, subsidiary banks were consolidated into a single national charter, but continue to maintain local names and community identities.

Eleven community bank “dba’s” with 42 offices in 8 counties located throughout the San Francisco Bay Area.

Acquisition Strategy - “Ring the Bay”

Greater Bay now has a presence in all of the key sub-markets of the San Francisco Bay Area

1996 2004

Successful Acquisition Strategy

14 acquisitions completed since formation, adding $3.0 billion in assets and extending market reach throughout the San Francisco Bay Area

Assets At

Date Seller Acquisition

12/97 Peninsula Bank of Commerce $200

05/98 Golden Gate Bank $150

08/98 Pacific Business Funding $15

05/99 Bay Area Bank $200

10/99 Bay Bank of Commerce $200

01/00 Mt. Diablo National Bank $250

05/00 Coast Commercial Bank $400

07/00 Bank of Santa Clara $400

10/00 Bank of Petaluma $200

11/00 The Matsco Companies $285

03/01 CAPCO Financial Company, Inc. $15

12/01 San Jose National Bank $680

03/02 ABD Insurance and Financial Services N/A(1)

07/03 Sullivan & Curtis Insurance Brokers N/A(2)

(1) Gross annual revenues of $110 million

(2) Gross annual revenues of approximately $10 million

Business Lines

Diversified Financial Services Provider Total Assets: $7.6 Billion

Regional Banking

Single Bank with 11 DBA’s 42 Offices Local Client Decision Making Local Management and Board Assets of $6.2 Billion

Insurance

Premiums > $1 billion Revenues of approx. $120 million Offering P&C, D&O, Employee Benefits, Risk Management Services No underwriting risk

Specialty Finance

International/Trade Finance Leasing Factoring Asset Based Lending SBA Lending Assets of $1.2 Billion

Wealth Management

Trust

Private Banking Assets under management of $0.6 Billion

Recent Developments

Recent Developments

Completed $240 million offering of zero coupon senior convertible contingent debt securities (“CODES”) in Q1.

Share Repurchase Plan of up to $70 million in common stock – approximately $20.5 million available to repurchase under the plan as of June 30, 2004.

Legal charter consolidation effective February 1, 2004.

Operational consolidation underway – approximate 18 month process. Continued enhancement of enterprise-wide risk management processes with a focus on Sarbanes-Oxley compliance.

Charter Consolidation

September / October 2003

Approved by GBBK and subsidiary banks

October 2003

Public announcement

Application Process (45-60 days)

January 2004

Final approval of application

February

Legal charter consolidation

Integration / Consolidation (Approx. 18 months)

Potential Benefits

Greater efficiency

Maintain community presence and relationships

Optimize resource allocation

Enhance product development

Improve relationship pricing

Enhance risk management

Reduce operational / regulatory complexity

ABD Insurance and Financial Services

Acquired ABD Insurance and Financial Services (currently the 14th largest insurance brokerage agency in the country (1)) in March 2002.

Diversified and highly respected provider of property and casualty, employee benefits, and risk management services. Locations in key California markets and recent expansion into the Pacific Northwest.

Very successful partnership that has improved non-interest income from 12% to nearly 40%.

Contributed $117.5 million in insurance fee income for full year 2003 and $67.5 million for the first half of 2004.

(1) Source: 2002 Bank and Insurance magazine

Significant Growth in Insurance Income

Ins. Fee Inc ($mm) $40.0 $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $5.0 $0.0

21.5%

18.4%

19.8%

25.3%

24.1%

26.8%

24.0%

28.2%

27.8% $27.6 $26.4 $23.7 $30.6 $27.9 $31.2 $27.7 $34.6 $32.9

Ins. Fee Inc / Total Rev.

30.0%

25.0% 20.0% 15.0% 10.0% 5.0% 0.0%

Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04

Insurance Fee Income

Insurance Fee Income / Total Revenues

Financial Highlights

Q2 2004 Financial Highlights

Net Income—$24.5 million for Q2 and $49.4 million for the first six months of 2004 Fully Diluted EPS—$0.43 for Q2 and $0.86 for the first six months of 2004 Return on Average Assets of 1.29% for Q2 and 1.31% for the first six months of 2004

Return on Average Tangible Assets (1) of 1.33% for Q2 and 1.35% for the first six months of 2004

Return on Average Common Equity of 15.46% for Q2 and 15.13% for the first six months of 2004

Return on Average Tangible Equity(2) of 19.43% for Q2 and 18.92% for the first six months of 2004

(1) Average tangible assets includes total assets, less average goodwill and intangibles of $222.7 million for Q2 and $223.6 million YTD

(2) Average tangible equity includes average convertible preferred stock of $91.9 million and excludes average intangibles of $222.7 million QTD and $223.6 million YTD

Q2 2004 Financial Highlights

Core Deposit Growth (excluding institutional time deposits) – quarter-to-quarter annualized growth rate of 22.7% and year-over-year growth rate of 10.3%. Loan Growth – $6.8 million from Q1 2004

Excluding Matsco loan sales and write-down of corporate finance loans, total loans grew $23.2 million, or at an annualized rate of 2.1%.

Year over year, loans declined 5.6% primarily due to the $256.5 million decrease in the construction loan portfolio consistent with diminished levels of construction activity.

Improved Credit Quality – NPAs declined to $42.2 million (down by 32% since 12/31/03) and net charge-offs were $4.0 million or 0.36% of average annualized loans (including $2.0 million loss in discontinued business and $1.0 million in total charge-offs at Matsco).

Non-Interest Income – $46.6 million or 39% of Total Revenue for Q2 and $94.1 million – 39% for the first half of 2004.

Interest Rate Risk and Net Interest Margin

Balance sheet position is asset sensitive.

Designated approximately $500 million of securities as Held-to-Maturity during Q2 2004.

Buffering volatility in tangible equity as part of capital and interest rate risk management.

Investment strategy continues to be to invest in shorter duration securities.

Net interest margin declined 22 bps due to:

Accelerated premium amortization on securities – 9 bps

Change in loan mix – 7 bps

Increase in deposit costs – 6 bps

Net Interest Margin

Management in a Volatile Environment

10% 8% 6% 4% 2%

12/98 12/99 12/00 12/01 12/02 12/03 06/04

GBBK’s Avg. Margin down 116 bps

Prime Rate

(1) Average NIM YTD

7.75%

8.50%

9.50%

5.00% 4.52%

4.20%

4.40%

(1)

5.50% 5.56% 5.29%

4.86%

4.25% 4.00% 4.00%

Non-Interest Income (1)

Non- Interest Income as % of Total Income

2001 2002 2003 YTD 2004

12.7%

31.0% (1)

36.5%

39.0%

(1) As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance commissions and fees totaling $88.5 million with a full year in 2003. There were no such insurance commissions and fees in 2001.

Credit Quality

Credit quality generally stable.

Current outstandings in the non-relationship SNC portfolio have been reduced to less than $15 million.

Continued attention to relationship-based business, portfolio concentrations, and discipline in underwriting remain at the core of our credit culture.

Non-performing assets have declined 32% since year end 2003.

Charge-offs YTD 2004 are low at 0.43% of annualized loans.

Credit Quality

NON-PERFORMING ASSETS

( $ in millions) Q2 2004 Q1 2004 Variance

Commercial $10.7 $7.8 $2.9

Real Estate Term and Construction/Land 9.5 9.2 0.3

SBA 2.6 2.8 (0.2)

Shared National Credits 6.0 12.7 (6.7)

Venture Banking Group 3.3 3.4 (0.1)

Specialty Finance 9.9 11.6 (1.7)

Other 0.2 0.5 (0.3)

Total Non-Performing Loans 42.2 48.0 (5.8)

OREO 0.0 1.2 (1.2)

Total Non-Performing Assets $42.2 $49.2 $(7.0)

Non-performing Loans to Total Loans 0.95% 1.08%

Non-performing Assets to Total Assets 0.55% 0.64%

Credit Quality – Q2 2004

Net Charge Offs (2)/ Average Loans

0.36%

0.24%

GBBK Peer (1)

Reserves/ EOP Loans

2.71%

1.53%

GBBK Peer (1)

NPAs/ Total Assets

0.55%

0.42%

GBBK Peer (1)

Reserves/ NPAs

286%

271%

GBBK Peer(1)

(1) Peer data as of March 31, 2004. Custom peer group defined by GBBK – see schedule A (2) Annualized

Credit Quality

Trends in the Level of Allowance and Charge-offs

% of Loans

3.0% 2.5% 2.0% 1.5% 1.0% 0.5% 0.0%

Mar-01 Jun-01 Sep-01 Dec-01 Mar-02 Jun-02 Sep-02 Dec-02 Mar-03 Jun-03 Sep-03 Dec-03 Mar-04 Jun-04

Quarter Ending

YTD Annualized Net Charge-offs GBBK Allowance as % of Loans UBPR Peer Allowance as % of Loans

Credit Quality

Net Charge-Offs Peaked in 2002 $ in millions $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0

-$ 10.0

Total Matsco SNC Other C&I CRE & Construction Consumer

2001 $25.2 $0.7 $15.2 $11.4 -$2.4 $0.4

2002 $54.8 $17.5 $13.8 $13.5 $9.5 $0.5

2003 $31.6 $9.5 $10.1 $5.8 $5.3 $0.9

YTD 2Q04 Annualized $19.2 $3.8 $9.8 $0.6 $5.0 $0.0

Commercial Real Estate Loan Portfolio

Term Loans (6/30/04)

Multifamily 3%

Self Storage 2%

Office 36%

Retail 17%

Industrial 12%

Other RE 9%

Hotel/Motel 8%

R&D 5%

1-4 SFR 4%

Warehouse 4%

Construction Loans (6/30/04)

1-4 SFR 43%

Office 19%

Multifamily 18%

Self Storage 8%

Other RE 3%

Hotel/Motel 1%

Retail 4%

Industrial 4%

Total: $1,748.7 mm Total: $301.2 mm

Real Estate Term Loan Portfolio

By Owner Occupied (6/30/04)

SFR 4%

Owner Occupied / Owner Operator 40%

Non-Owner Occupied 56%

By County (6/30/04)

Sacramento

2%

Solano

1%

Placer

1%

Santa Clara 36%

San Mateo 14%

Alameda 12%

San Francisco 7%

Contra Costa 6%

Santa Cruz 5%

Sonoma 5%

Marin 5%

Other 4%

Monterey 2%

Total: $1,748.7 mm

Real Estate Construction Loan Portfolio

By Owner Occupied (6/30/04)

Owner Occupied / Owner Operator 23%

Non-Owner Occupied 34%

SFR 43%

By County (6/30/04)

Solano 1%

Riverside 1%

Other 1%

Santa Clara 33%

San Mateo 17%

San Francisco 12%

Alameda 12%

Santa Cruz 9%

Contra Costa 7%

Orange 3%

San Bernadino 2%

Marin 1%

Sonoma 1%

Total: $301.2 mm

Capital Strength

Peer Top 75

GBBK (1) Group (2) Banks (3) Minimum to be

6/30/04 3/31/04 3/31/04 Well-Capitalized

Tangible Equity Ratio 6.67% 7.40% 7.04% N/A

Leverage Ratio 9.83% 8.25% 7.94% 5.00%

Tier I Risk Based Capital 12.72% 11.36% 10.79% 6.00%

Total Risk Based Capital 13.98% 13.66% 13.53% 10.00%

(1) Tangible Equity includes Common Shareholders’ Equity and Convertible Preferred Stock, less Goodwill and Other Intangibles. (2) Peer group data as of March 31, 2004. Custom peer group defined by GBBK – see schedule A

(3) Top 75 banks by asset size at March 31, 2004

Capital Management and Strength

All capital ratios of the Company and the Bank continue to be comfortably above the regulatory well-capitalized minimum.

Total tangible equity ratio is 6.67% down from 6.90% at Q1 due mainly to temporary downward valuation of $41.0 million for the investment securities during Q2.

Share repurchase plan has $20.5 million remaining –continually evaluate opportunities to buy back shares as a part of our capital management process.

Looking Forward: Our Strategy for 2004 and Beyond

“The economy of the Bay Area took a major blow from the post-2000 downturn, and the damage received maximum publicity from a fascinated world.”

McKinsey & Company/Bay Area Council “Downturn and Recovery in Restoring Prosperity” Economic Profile January 2004

The Collapse of the “Bubble”…

Average market capitalization of Bay Area companies

Bay Area IPOs

Average number of companies per year $ Billions

CAGR (1995-02): 18% CAGR (1985-95): 21%

652

1995-1998

2,214

1999-2000

1,277

2001-2002

21

1986-1990

32

1991-1995

41

1996-2000

7

2000-2002

Source: Economy.com; Compustat; Securities Data Corp.; McKinsey analysis

“The Bay Area has proven fairly resilient in the economic downturn. Several fundamental strengths remain in tact such as its highly skilled work force, global presence, and multi-faceted economy…(and) the Bay Area retains its core dynamism, and still has marked advantages over most other comparable regions in the country.”

McKinsey & Company/Bay Area Council “Downturn and Recovery in Restoring Prosperity” Economic Profile January 2004

The Bay Area has Maintained its Impressive Productivity Lead During the Economic Downturn

Output per capita

$ Thousands

Bay Area

Boise

Austin

New York

Boston

Seattle

Houston

Los Angeles

U.S.

2000

62.8 47.9 47.7 46.8 45.7 42.3 41.6 33.1

32.6

93% advantage

2002

63.4 48.5 46.7 47.4 44 41.2 40.5 32.6

32.7

94% advantage

CAGR

Percent

0.5 0.5 -1.1 0.6 -1.9 -1.3 -1.4 -0.8 0.3

Note: All figures are real. Regions are consolidated metropolitan areas. See appendix for definitions Source: Bureau of Economic Analysis (BEA); Economy.com; McKinsey team analysis

As a Result, the Bay Area has Significantly Increased its Share of Fortune 500 Companies Revenue…

By geography; percent

Share of Fortune 500 revenues of companies headquartered in these metros

100% = $673.7 billion 2,152.3

Bay Area 15% [24] 20% [26]

New York

47 [42]

45 [46]

Los Angeles

13 [18] 9 [21] Houston

11 [15] 10 [18] Boston 5 [13]

7 [16]

Seattle 7 [11]

Austin/Boise* 7 [4] 4 [5]

Revenue growth CAGR

12% 16 12 9 11 9 13 34

0.7 [2]

* Boise (1993: 0.0%, 2003:2.1%), Austin (1993: 0.0%, 2003: 1.9%) Source: Fortune; McKinsey analysis

Sustainably Superior Virtues of the Bay Area Economy

Intellectual Capital Venture Capital Productivity Per Capita Income

Exports as Component of GRP

Entrepreneurial Spirit/Quest for Innovation

Strategic Goals

Reaching greater critical mass in the Company’s market areas.

Generating increased fee income through cross-selling broader services.

Continue to diversify revenue stream. Proactively mitigate and manage risk. Opportunistic market expansion.

Proactively Mitigate and Manage Risk

Continual enterprise-wide risk management Uncompromising focus on credit quality Monitor and manage loan concentration Focus on relationships – know our clients Proactive interest rate risk management

Market Concerns About GBBK

The Northern California economy, the state deficit and the technology industry in Silicon Valley.

Real estate valuations, lease rates and vacancy factors in the San Francisco Bay Area.

Market perception of GBBK’s credit quality and overall risk profile.

Ability to grow loans and sustain core EPS growth.

Deployment of capital – share repurchases, acquisitions, loan growth.

Direction and sensitivity of net interest margin.

Guidance for the Remainder of 2004

Loan Growth – ranging from the low single to mid single digits.

Deposit Growth—core growth in the mid single digits. Credit Quality – net charge offs estimated to be in the 60-70 bps range for 2004.

Net Interest Margin – based on balance sheet trends and interest rate sensitivity of the balance sheet, expect margin to be in the 4.40% to 4.50% range.

Investment Rationale

Well-Positioned for an Economic Upturn

Our franchise provides competitive opportunities. Asset sensitive balance sheet.

Internal capital generation will support future growth. Stable credit quality.

Increase in fee income from insurance agency and wealth management.

Increased business activity will bring higher commercial loan volume.

Long Term Shareholder Returns (1)

11/27/96 – 6/30/04

800%

600%

400%

200%

0%

GBBK

S&P Bank Index S&P 500 Nasdaq Bank Index

561%

230%

157%

151%

‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 6/30/04

(1) Total shareholder return, including the reinvestment of dividends

Appendix

Schedule A – Custom Peer Group

Allfirst Financial, Inc.
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Bremer Financial Corporation
Central Bancompany
Citizens Banking Corporation
City National Corporation
Colonial BancGroup, Inc.
Commerce Bancorp, Inc.
Commerce Bancshares, Inc.
Community First Bankshares, Inc.
Cullen/Frost Bankers, Inc.
F.N.B. Corporation
FBOP Corporation
First Banks, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First National of Nebraska, Incorporated
Firstbank Holding Company of Colorado
FirstMerit Corporation
Fulton Financial Corporation
Greater Bay Bancorp
Hibernia Corporation
Hudson United Bancorp
International Bancshares Corporation
Mercantile Bankshares Corporation
Old National Bancorp
Provident Financial Group, Inc.
RBC Centura Banks, Inc.
Riggs National Corporation
Sky Financial Group Inc.
South Financial Group, Inc. (The)
Southwest Bancorporation of Texas, Inc.
Susquehanna Bancshares, Inc.
Synovus Financial Corp.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation

48

Greater Bay Bancorp